SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                       FORM 8-K

                    CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): April 19, 2005
                                                    (April 19, 2005)

                  TrustCo Bank Corp NY


       (Exact name of registrant as specified in its charter)

                        New York
           (State or other jurisdiction of incorporation)


      0-10592                               14-1630287
(Commission File Number)           (IRS Employer Identification No.)


       5 Sarnowski Drive, Glenville, New York 12302
       (Address of principal executive offices) (Zip Code)



  Registrant's telephone number, including area code: (518) 377-3311
                                                      --------------


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

TrustCo Bank Corp NY


Item 2.02 Results of Operations and Financial Condition

          On April 19, 2005, TrustCo Bank Corp NY ("Trustco") issued two press releases with first quarter results for the period ending March 31,

          2005. Attached is a copy of each press release labeled as Exhibits

          99(a) and 99(b).


Item 9.01 Financial Statements and Exhibits

          (c) Exhibits

           Reg S-K Exhibit No. Description
               99(a) Highlights Press Release dated April 19, 2005, for the period ending March 31, 2005, regarding first quarter results.

               99(b) Press Release dated April 19, 2005, for the period ending March 31, 2005, regarding first quarter results.

                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 19, 2005

                                      TrustCo Bank Corp NY
                                      (Registrant)


                                      By:/s/ Robert T. Cushing
                                      ----------------------------
                                      Robert T. Cushing
                                      Executive Vice President and
                                      Chief Financial Officer

                             Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.  Description                                      Page
------------------   ------------------------------                 --------
         99(a)       One page press release dated April 19,
                     2005, highlighting first quarter 2005 results.     5

         99(b)       Press release dated April 19, 2005,
                     highlighting first quarter 2005 results.          6-10

TRUSTCO                                                       Exhibit 99 (a)
Bank Corp NY                                                  News Release
----------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary:  Trustco Bank                                NASDAQ -- TRST

Contact:     Robert M. Leonard
             Administrative Vice President
             (518) 381-3693

Glenville, New York - April 19, 2005



TrustCo Bank Corp NY
(dollars in thousands, except per share data)      2005               2004
                                                   ----               ----

Three Months Ended
         March 31:
         Net Income                        $      14,907            14,133
         Provision for Loan Losses                (1,500)              150

Average Equivalent Shares Outstanding:
         Basic                                74,881,000        74,129,000
         Diluted                              75,486,000        75,075,000

Net Income per Share:
         Basic                             $       0.199             0.191
         Diluted                                   0.197             0.188

Period End:
Total Assets                               $   2,848,313         2,900,855
Total Nonperforming Loans                          3,151             3,129
Total Nonperforming Assets                         3,151             3,129
Allowance for Loan Losses                         48,534            48,110
Allowance as a Percentage
  of Total Loans                                    3.84%            4.13%


                                   # # #

TRUSTCO                                                       Exhibit 99 (b)
Bank Corp NY                                                  News Release
----------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary:  Trustco Bank                                NASDAQ -- TRST


Contact:   Robert M. Leonard
           Administrative Vice President
           (518) 381-3693

FOR IMMEDIATE RELEASE

       TRUSTCO ANNOUNCES RECORD FIRST QUARTER RESULTS

Glenville, New York - April 19, 2005 - TrustCo Bank Corp NY (TrustCo, Nasdaq:
TRST) today announced record first quarter results for 2005. Net income for the first quarter was $14.9 million, compared to $14.1 million for 2004, an increase of 5.5%. Diluted earnings per share was $0.197 for the first quarter of 2005 compared to $0.188 for 2004. As a result of continued asset quality strength, reductions in gross loan charge offs, strong recoveries and improving real estate values, the Company recorded a negative loan loss provision of $1.5 million versus a $150,000 provision in the first quarter of 2004.

Commenting on the results, Robert J. McCormick, President and Chief Executive Officer noted: "These are very strong results and underline our expectations that 2005 will be another record year for TrustCo.

Our expansion plan continued in the first quarter of 2005 with the opening of our East Colonial office. This is Trustco's 75th office overall and our seventh in Florida.

TrustCo is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 75 offices in New York, Vermont, and Florida. In addition, the Bank operates a full service Trust Department that has $946 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

                                   # # #


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


TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
                                                    Three Months Ended
                                              03/31/05    12/31/04    03/31/04
Summary of operations
   Net interest income (TE)                    $25,856      26,283      26,388
   Provision for loan losses                    (1,500)          0         150
   Net securities transactions                   3,652       1,318       4,186
   Noninterest income                            4,486       4,561       4,535
   Noninterest expense                          11,730      12,475      12,508
   Net income                                   14,907      12,823      14,133

Per common share
   Net income per share:
          - Basic                               $0.199       0.172       0.191
          - Diluted                              0.197       0.171       0.188
   Cash dividends                                0.150       0.150       0.150
   Tangible Book value at period end             2.99        3.02        3.15
   Market price at period end                   11.49       13.79       13.46

At period end
   Full time equivalent employees                  513         511         490
   Full service banking offices                     75          74          69

Performance ratios
   Return on average assets                       2.13 %     1.79         2.04
   Return on average equity (1)                  26.83      22.73        27.30
   Efficiency (2)                                40.05      41.25        38.87
   Net interest spread (TE)                       3.50       3.59         3.75
   Net interest margin (TE)                       3.75       3.83         3.95
   Dividend payout ratio                         75.47      87.30        78.65

Capital ratios at period end (3)
   Total equity to assets                         7.94 %     7.74         7.27
   Tier 1 risk adjusted capital                  17.33      17.09        16.44
   Total risk adjusted capital                   18.61      18.37        17.72

Asset quality analysis at period end
   Nonperforming loans to total loans             0.25 %     0.26         0.27
   Nonperforming assets to total assets           0.11       0.11         0.11
   Allowance for loan losses to total loans       3.84       3.98         4.13
   Coverage ratio (4)                             15.4 X     15.6         15.4

(1) Average equity excludes the effect of the market value adjustment for securities available for sale.
(2) Calculated as noninterest expense (excluding ORE income/expense and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(3) Capital ratios exclude the effect of the market value adjustment for securities available for sale.
(4) Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)


                                                          03/31/05               12/31/04                   03/31/04


ASSETS

  Loans, net                                            $1,216,837              1,190,681                  1,115,076
  Securities available for sale                            904,193                895,989                  1,291,674
  Federal funds sold and other short-term investments      609,086                642,208                    357,314
                                                      --------------------     ------------------     ----------------------

     Total earning assets                                2,730,116              2,728,878                  2,764,064

  Cash and due from banks                                   41,391                 54,222                     69,970
  Bank premises and equipment                               22,665                 22,479                     20,212
  Other assets                                              54,141                 58,255                     46,609
                                                      --------------------     ------------------     ----------------------

     Total assets                                       $2,848,313              2,863,834                  2,900,855
                                                      ====================     ==================     ======================

LIABILITIES
  Deposits:
     Demand                                               $221,978                237,423                    198,119
     Interest-bearing checking                             322,769                336,538                    320,373
     Savings                                               818,756                820,593                    795,517
     Money market                                          139,926                155,299                    164,746
     Certificates of deposit (in denominations
     of $100,000 or more)                                  186,876                178,021                    173,746
     Other time deposits                                   807,081                799,228                    783,930
                                                      --------------------     ------------------     ----------------------

       Total deposits                                    2,497,386              2,527,102                  2,436,431

  Short-term borrowings                                     75,048                 77,979                    102,785
  Long-term debt                                               107                    114                        191
  Other liabilities                                         51,188                 32,807                    127,232
                                                      --------------------     ------------------     ----------------------

     Total liabilities                                   2,623,729              2,638,002                  2,666,639

SHAREHOLDERS' EQUITY                                       224,584                225,832                    234,216
                                                      --------------------     ------------------     ----------------------

     Total liabilities and
       shareholders' equity                             $2,848,313              2,863,834                  2,900,855
                                                      ====================     ==================     ======================

Number of common shares
  outstanding, in thousands                                 74,827                 74,540                     74,322

                                                                     8

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                Three Months Ended
                                                           03/31/05               12/31/04                   03/31/04

Interest income
     Loans                                                  $19,982                 19,340                     18,781
     Investments                                             11,100                 13,504                     14,434
     Federal funds sold and other short term investments      3,803                  2,476                      1,194
                                                      --------------------     ------------------     ----------------------

          Total interest income                              34,885                 35,320                     34,409

Interest expense
     Deposits                                                 9,630                  9,834                      9,165
     Borrowings                                                 395                    340                        181
                                                      --------------------     ------------------     ----------------------

          Total interest expense                             10,025                 10,174                      9,346
                                                      --------------------     ------------------     ----------------------

          Net interest income                                24,860                 25,146                     25,063

Provision for loan losses                                    (1,500)                     0                        150
                                                      --------------------     ------------------     ----------------------

          Net interest income after
            provision for loan losses                        26,360                 25,146                     24,913

Net securities transactions                                   3,652                  1,318                      4,186
Noninterest income                                            4,486                  4,561                      4,535
Noninterest expense                                          11,730                 12,475                     12,508
                                                      --------------------     ------------------     ----------------------

Income before income taxes                                   22,768                 18,550                     21,126
Income tax expense                                            7,861                  5,727                      6,993
                                                      --------------------     ------------------     ----------------------

Net income                                                  $14,907                 12,823                     14,133
                                                      ====================     ==================     ======================


Net income per share:
          - Basic                                            $0.199                  0.172                      0.191
          - Diluted                                           0.197                  0.171                      0.188

Avg equivalent shares outstanding, in thousands:
          - Basic                                            74,881                 74,385                     74,129
          - Diluted                                          75,486                 75,172                     75,075
                                                      ====================     ==================     ======================



CONSOLIDATED AVERAGE STATEMENTS OF FINANCIAL CONDITION
(in thousands)

                                               Three Months Ended
                                     03/31/05       12/31/04        03/31/04

Total assets                       $2,842,312      2,842,123       2,781,764
Shareholders' equity                  228,538        232,450         230,402
Total loans                         1,251,553      1,208,423       1,162,611
Securities available for sale         874,115      1,030,282       1,065,578
Interest-earning assets             2,754,905      2,745,106       2,666,318
Interest-bearing deposits           2,279,234      2,274,565       2,226,022
Interest-bearing liabilities        2,361,805      2,359,011       2,325,874
Demand deposits                       226,403        227,780         195,052




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